UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: FEBRUARY 7, 2008

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 1-13167

TEXAS
(State or other jurisdiction of incorporation or organization)

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive, Houston, Texas, 77084
(281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 7, 2008, the Company announced its earnings for the Fiscal Year 2008 First Quarter ended December 31, 2007. A copy of the press release summarizing these earnings is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Additional information with respect to the Company’s c onsolidated s tatements of o perations for the three months ended December 31, 2007 and 2006 and an analysis of r evenues and contract d rilling c osts for the three months ended December 31, 2007 and condensed consolidated balance sheets at December 31, 2007 and 2006 are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, which are being furnished; however, should not be deemed to be filed under Section 18 of the Exchange Act.

ITEM 7.01 REGULATION FD DISCLOSURE

Additional information with respect to the Company’s Fleet Status Report at February 7, 2008 is attached hereto as Exhibit 99.5. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 18 of the Exchange Act.

     The RICHMOND life enhancing upgrade is currently expected to be complete in late February 2008. In January 2008, the ATWOOD HUNTER incurred twenty (20) days of planned zero rate days for its equipment upgrades and is currently being mobilized to Mauritania. The ATWOOD SOUTHERN CROSS incurred one planned zero rate day in January 2008 and could incur another four (4) to ten (10) days in the second quarter of fiscal year 2008. In addition to these planned downtime days, thus far in the second quarter of fiscal year 2008, we have incurred five (5) unplanned zero rate days on the ATWOOD EAGLE and one (1) unplanned zero rate day on the ATWOOD FALCON.

Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2007, filed with the Securities and Exchange Commission.

ITEM 9.01  EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED FEBRUARY 7, 2008

EXHIBIT 99.2   CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2007 AND 2006

EXHIBIT 99.3   ANALYSIS OF REVENUES AND CONTRACT DRILLING COSTS FOR

                            THE THREE MONTHS ENDED DECEMBER 31, 2007

EXHIBIT 99.4   CONDENSED CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 2007 AND SEPTEMBER 30, 2007

EXHIBIT 99.5    FLEET STATUS REPORT AT FEBRUARY 7, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    ATWOOD OCEANICS, INC.
                                                                                    (Registrant)

                                                                                    /s/ James M. Holland
                                                                                    James M. Holland
                                                                                    Senior Vice President

                                                                                    DATE: February 7, 2008

EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION

99.1	Press Release dated February 7, 2008

99.2                         Consolidated Statements of Operations for the Three Months ended December 31, 2007 and 2006

99.3                         Analysis of Revenues and Drilling Costs for the Three Months ended December 31, 2007

99.4                         Condensed Consolidated Balance Sheets at December 31, 2007 and September 30, 2007

               99.5                         Fleet Status Report at February 7, 2008